Exhibit 10.3

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because the information is not material and is the type of information that the registrant treats as private or confidential

AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT

This Amendment Number 2 to Distribution Agreement (Amendment) is an amendment to the Distribution Agreement dated effective March 31, 2025 and amended effective May 14, 2025 (as amended, the Agreement), between Smith & Nephew, Inc. (S+N) and Nuo Therapeutics, Inc. (NUO).

This Amendment is effective January 1, 2026.

Capitalized terms in this Amendment have the meanings given them in the Agreement unless the context otherwise requires.

	For SMITH + NEPHEW	For NUO
Parties: Address:	Smith & Nephew, Inc. (S+N) 150 Minuteman Rd Andover, MA 01810	Nuo Therapeutics, Inc. (NUO) 8285 El Rio, Suite 190 Houston, TX 77054

Signatures:	Printed Name: Ted Melo	Printed Name: David Jorden

	Title: VP of Finance Global Wound BU	Title: CEO/CFO

	Date Signed: 30-Dec-2025 | 1:39 PM PST	Date Signed: 30-Dec-2025 | 10:05 PM GMT

WHEREAS, the Parties desire to expand the distribution relationship governed by the Agreement to include two additional products.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.

S+N will pay Supplier an up front, one time, license and distribution fee of [****], associated with the rights granted to S+N to distribute the Expansion Kits (as defined below) under the S+N Brand, during each year of the Term in accordance with and subject to the terms of the Agreement (Amendment Licensing Fee). S+N agrees to pay the Amendment Licensing Fee on or before January 9th, 2026.

2.

The Consumable Products table on Schedule 1 of the Agreement shall be amended to include the products identified in the table below (Expansion Kits). For the avoidance of doubt, pursuant to this Amendment, the Expansion Kits shall be deemed to be “Consumable Products” and “Products” (except where Expansion Kits is specifically used to distinguish Expansion Kits from other Products as such terms are defined and used under the Agreement).

Corresponding Aurix NUO SKU #	S+N SKU #	S+N Description	Lead Times	S+N Purchase Price
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

3.    Notwithstanding anything to the contrary in Section 1.3 of the Agreement, Supplier shall be permitted to supply Expansion Kits under the NUO Brand to any third party for resale in the Territory.

4. Specifications for the Expansion Kits are attached hereto as Annex A2.

5.    Notwithstanding anything in the contrary in the Agreement, pricing of the Expansion Kits excludes warehousing, logistics, and distribution costs whcih shall be met by S+N at its sole cost and expense.

6.    The Parties hereby acknowledge and agree that the Process Flow for Consumable Product on Schedule 2 of the Agreement shall not apply to the Expansion Kits.

7.    This Amendment shall form part of the Agreement and shall modify and supersede all inconsistent terms and provisions set out in the Agreement. In the event of any inconsistencies between this Amendment and the Agreement, the terms of this Amendment shall prevail and control. Except as stated in this Amendment, all other provisions of the Agreement shall remain in full force and effect.

8.    This Amendment shall be governed by and interpreted under the laws of the State of Delaware, without regard to conflicts of law provisions.

9.    This Amendment may be executed in counterparts and each counterpart is an original of this Amendment.

[Annex Follows.]

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